LOSS ON INVESTMENT	12 Months Ended
Sep. 30, 2020
LOSS ON INVESTMENT
LOSS ON INVESTMENT

NOTE 16 – LOSS ON INVESTMENT

During 2019 fiscal year, the Company entered into a series of agreements with Hangzhou Xuanchuan Network Technology Co., Ltd (“Xuanchuan”) to set forth framework for a potential investment in Xuanchuan. The Company paid a total of RMB 1,600,000 (approximately $ 228,389) to Xuanchuan as deposit in order to execute the agreements between the Company and Xuanchuan. During 2020 fiscal year, the management team of the Company decided to terminate the agreement as Xuanchuan could not prove its potential growth as expected. The Company was sued by Xuanchuan for breach of contract. The court ruled in favor of Xuanchuan and the Company was ordered to surrender the deposit and pay additional RMB 200,000 to Xuanchuan as legal compensation. The Company recorded a loss of $256,937 on this investment.